                                                                Exhibit 10.24



   FIRST AMENDMENT, WAIVER AND CONSENT dated as of March 31, 1994 (this "Amendment") to the Amended and Restated Stockholders and Registration Rights Agreement dated as of September 27, 1991 (the "Agreement"), among Lear Seating Corporation (formerly LSS Holdings Corporation), a Delaware corporation (the "Company"), Lehman Brothers Merchant Banking Portfolio Partnership L.P. (formerly Shearson Lehman Hutton Merchant Banking Portfolio Partnership L.P.), a Delaware limited partnership, Lehman Brothers Offshore Investment Partnership--Japan L.P. (formerly Shearson Lehman Hutton Offshore Investment Partnership--Japan L.P.), a Bermuda limited partnership, Lehman Brothers Offshore Investment Partnership L.P. (formerly Shearson Lehman Hutton Offshore Investment Partnership L.P.), a Bermuda limited partnership, and Lehman Brothers Capital Partners II, L.P. (formerly Shearson Lehman Hutton Capital Partners II, L.P.), a Delaware limited partnership (each a "Lehman Partnership" and, collectively, the "Lehman Group"), Lehman Brothers Merchant Banking Partners Inc. (formerly Shearson Lehman Hutton Merchant Banking Partners, Inc.), a Delaware corporation, as the Lehman Group Representative (the "Lehman Group Representative"), FIMA Finance Management Inc., a British Virgin Islands corporation ("FIMA"), and the parties listed on Schedule A to the Agreement or who become Management Investors pursuant to Section 6.10 thereof (the "Management Investors" and, together with the Lehman Group and FIMA, the "Investors").

   The parties hereto agree as follows:

   SECTION 1. Amendment to Section 1.1. The following definition shall be added to Section 1.1 of the Agreement:

   "Substantial Sale" shall mean a sale or other disposition of outstanding Shares beneficially held by a Holder in a single transaction or series of related transactions that would result in the acquisition from such Holder by a single Third Party of beneficial ownership of more than 5% of the aggregate then outstanding Shares and Shares issuable in respect of then outstanding Share Equivalents.

   SECTION 2. Amendment to Section 2.4. The first sentence of Section 2.4(a) of the Agreement shall be deleted and replaced with the following:

   "If any Lehman Partnership or FIMA or any of its respective Permitted Transferees (the "Section 2.4 Transferor") desires (i) to offer any of the Shares then owned by it in a Substantial Sale other than to any of such Permitted Transferees or (ii) to consummate an Exit Event (including, without limitation, one pursuant to Section 2.6), the Lehman Group Representative (if the Section 2.4 Transferor shall be a Lehman Partnership or any of its Permitted Transferees) or FIMA (if the Section 2.4 Transferor shall be FIMA or any of its Permitted Transferees) shall provide a written notice (a "Transfer Notice") to FIMA or the Lehman Group Representative, as the case may be, with a copy to Holdings, which notice shall state the number of Shares proposed to be offered (or transferred, sold or disposed of in connection with an Exit Event) by the Section 2.4 Transferor (the "Transfer Stock"), the percentage of the total number of Shares beneficially owned by the Section 2.4 Transferor represented by the Transfer Stock, the price (which shall be a cash price, unless the Section 2.4 Transferor shall have received a bona fide offer for the Shares subject to such Substantial Sale or Exit Event which is not an all cash offer, in which case the Transfer Notice shall include a good faith, reasonable calculation of the present value of any consideration other than cash) at which the Transfer Stock is proposed to be offered (or transferred, sold or disposed of) and any other terms or conditions of the proposed transaction and shall also contain an offer (a "Pre-emptive Offer") to sell the Transfer Stock to FIMA (if the Section 2.4 Transferor shall be a Lehman Partnership or any of its Permitted Transferees) or to the Lehman Group (if the Section 2.4 Transferor shall be FIMA or any of its Permitted Transferees) (the offeree of a Pre-emptive Offer, the "Section 2.4 Offeree") for all cash at a price equal to the price (including the present value of such consideration other than cash so calculated) and upon substantially the same terms as the terms contained in such Transfer Notice."

   SECTION 3. Amendment to Section 2.5. The first two sentences of Section 2.5(a) of the Agreement shall be deleted and replaced with the following:

   "None of the Lehman Partnerships or FIMA or any of their respective Permitted Transferees shall, directly or indirectly, sell any of its Shares in a Substantial Sale unless the terms and conditions of such Substantial Sale shall include an offer to each of the other Holders and their respective Permitted Transferees (including, in the case of a Substantial Sale by any Lehman Partnership or any of its Permitted Transferees, an offer to FIMA and its Permitted Transferees and in the case of a Substantial Sale by FIMA or any of its Permitted Transferees, an offer to the Lehman Partnerships and their respective Permitted Transferees) (the "Section 2.5 Offerees"), to include, at the option of the Section 2.5 Offeree, in such Substantial Sale such number of Shares owned by each such Section 2.5 Offeree as determined in accordance with Section 2.5(b). If any Lehman Partnership or FIMA or any of their respective Permitted Transferees (as applicable, the "Section 2.5 Transferor") receives a bona fide offer or offers to purchase or otherwise acquire (a "Section 2.5 Transfer Offer") its Shares in a Substantial Sale (the "Section 2.5 Transfer Stock") that the
   Section 2.5 Transferor decides to accept, the Section 2.5 Transferor shall cause the Section 2.5 Transfer Offer to be reduced to writing and shall provide written notice (the "Section 2.5 Transfer Notice") of such Section
   2.5 Transfer Offer to each of the Section 2.5 Offerees in the manner set forth in this Section 2.5."

   SECTION 4. Amendment to Section 2.7. Section 2.7(a) of the Agreement shall be deleted and replaced in its entirety with the following:

   "Section 2.7. Required Transfers of Management Shares. (a) Upon the effective date of the termination (the "Termination") of the employment with Holdings and its subsidiaries of any Management Investor (whether or not such Management Investor then beneficially owns any Shares) (the "Terminated Holder") prior to the earlier of (x) the fifth anniversary of the Closing Date and (y) the existence of a Public

  Market for the Shares at any time after the third anniversary of the Closing Date for Cause (as defined below) or upon the resignation of the Terminated Holder without Good Reason (as defined below), all Shares beneficially owned by such Holder or the personal representative of such Holder and the Permitted Transferees of such Holder, including all Shares then issuable in respect of the Share Equivalents owned by such Holder or the personal representative of such Holder and such Permitted Transferees which are then vested and exercisable and not terminated (collectively, the "Terminated Shares"), shall be subject to a purchase option exercisable immediately by Holdings at the lower of Cost (as defined below) or Fair Market Value (as defined below) as of the date of Termination; provided that with respect to the Management Investors who are denoted on Schedule A hereto as having employment contracts, upon Termination (i) for Cause or upon the resignation of the Terminated Holder without Good Reason, the Terminated Shares shall be subject to a purchase option exercisable immediately by Holdings at the lower of Cost or Fair Market Value as of the date of Termination and (ii) without cause (but at the employer's initiative), the Terminated Shares shall be subject to a purchase option exercisable immediately by Holdings at the higher of Cost or Fair Market Value, as of the date of Termination. All such options shall be exercisable for all but not less than all the Terminated Shares."

   SECTION 5.  Amendment to Section 4.3.  References to "the 120-day period" in
Section 4.3(a) and Section 4.3(b) of the Agreement shall each be replaced with "(i) in the case of the initial public offering of Registrable Securities after the date hereof, the 180-day period, and (ii) in all other cases, the 120-day period".

   SECTION 6. Waiver. The Holders hereby waive their rights under Section 4.2 of the Agreement with respect to the initial public offering of Shares by the Company and FIMA (the "Offering") pursuant to a registration statement filed with the Commission on March 8, 1994 (the "Registration Statement") including, without limitation, the notice provisions thereof.

   SECTION 7. Consent. For the purposes of Section 3.3 of the Agreement, FIMA agrees that it has approved the Offering, subject only to the right of

Mr. Botta to approve, as a member of the Pricing Committee appointed by the Board of Directors of the Company, any sale price below $15 per share.

   SECTION 8. Notice. The Company expects the Registration Statement relating to the Offering to become effective at any time after the date hereof and prior to June 1, 1994. The preceding sentence shall satisfy in full the notice requirements of Section 4.3(a) of the Agreement.

   SECTION 9. Effectiveness; Miscellaneous. (a) This Amendment shall become effective as of the date first set forth above.

   (b) This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

   (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

   (d) The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Amendment, regardless of the law that might be applied under applicable principles of conflicts of laws.

   (e) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

   (f) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

   (g) Except as specifically amended or modified hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Agreement as amended hereby.


   IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.



                                       Lear Seating Corporation
                                       by
                                          -------------------------------
                                          Name:
                                          Title:


                                       As Holders of a majority of the Shares
                                       held by the Lehman Partnerships and
                                       their respective Permitted Transferees:

                                       Lehman Brothers Merchant Banking
                                       Portfolio Partnership L.P.

                                         by
                                            -------------------------------
                                            Name:
                                            Title:


                                       Lehman Brothers Capital Partners II, L.P.

                                         by
                                            -------------------------------
                                            Name:
                                            Title:


                                       Lehman Brothers Offshore Investment
                                       Partnership L.P.

                                         by
                                            -------------------------------
                                            Name:
                                            Title:

                                   Lehman Brothers Offshore Investment
                                   Partnership-Japan L.P.

                                     by
                                       -------------------------------
                                       Name:
                                       Title:

                                   Lehman Brothers Merchant Banking
                                   Partners, Inc.


                                     by
                                       -------------------------------
                                       Name:
                                       Title:


                                   As Holders of a majority of the Shares
                                   held by FIMA and its Permitted Transferees:

                                   FIMA Finance Management Inc.

                                   by
                                     -------------------------------
                                     Name:
                                     Title:



                                   As Holders of a majority of the Shares
                                   held by Management Investors and their
                                   respective Permitted Transferees:


                                   -----------------------------------
                                                John Boerger



                                   -----------------------------------
                                                James Comer



                                    -----------------------------------
                                               R. C. Donovan



                                    -----------------------------------
                                               W. E. Douglas



                                    -----------------------------------
                                               G. H. Dunze

                                      -----------------------------------
                                                  M. R. Edwards



                                      -----------------------------------
                                                  C. E. Fisher



                                      -----------------------------------
                                                 A. J. Goscinski



                                      -----------------------------------
                                                  J. A. Hollars



                                      -----------------------------------
                                                  L. R. Haskell



                                      -----------------------------------
                                                  L. K. Hensley



                                      -----------------------------------
                                                  T. B. Henstock



                                      -----------------------------------
                                                  R. G. Hodgson



                                      -----------------------------------
                                                R. B. Hopkins, Jr.



                                      -----------------------------------
                                                  J. G. Harris



                                      -----------------------------------
                                                 W. G. Jamieson



                                      -----------------------------------
                                                  E. Koslowski

                                      -----------------------------------
                                                  T. E. Melson



                                      -----------------------------------
                                                  R. T. Murphy



                                      -----------------------------------
                                                  J. D. Nevins



                                      -----------------------------------
                                                 R. E. Rossiter



                                      -----------------------------------
                                                   R. J. Rault



                                      -----------------------------------
                                                 D. J. Simpkins



                                      -----------------------------------
                                                R. B. Smith, Jr.



                                      -----------------------------------
                                                 R. G. Tancredi



                                      -----------------------------------
                                                 J. E. Thompson



                                      -----------------------------------
                                                  M. Tepfenhart



                                      -----------------------------------
                                               J. H. Vandenberghe



                                      -----------------------------------
                                                A. H. Vartanian

                                      -----------------------------------
                                                 J. Wainwright



                                      -----------------------------------
                                                   K. L. Way